JPMORGAN U.S. EQUITY FUNDS

J.P. Morgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated December 23, 2014

to the Prospectuses dated November 1, 2014, as supplemented

The first and third bullets under “How To Do Business with the Funds – Purchasing Fund Shares – What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” are hereby deleted in their entirety and replaced with the following:

•

Shareholders of record of the Fund as of April 17, 2014 are able to: (1) purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary, (2) add to their existing Fund accounts through exchanges from other J.P. Morgan Funds, and (3) reinvest dividends or capital gains distributions from shares owned in the Fund;

•

Fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. After April 17, 2014, new fee-based advisory programs may utilize the Fund for program accounts only with approval by the Fund and its Distributor;

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USLCCP-1214